                                                                    EXHIBIT 10.9

                        AUTOMATED TECHNOLOGY (PHIL.) INC.

December 17, 2002

Stancrest Realty Corporation
41 Kaingin Road
Balintawak, Quezon City

Gentlemen:

                       Re: Amendment to Contract of Lease

This is with reference to Amendment to Contract of Lease (the "Amendment") dated December 17, 2002 entered into between Stancrest Realty Corporation as Lessor and Automated Technology (Phil.) Inc. as Lessee, amending certain terms and conditions of the Contract of Lease entered into between the parties dated 17 March 1996 and Supplement to Contract of Lease entered into between the parties dated 11 January 2000.

We hereby confirm our understanding and agreement that, notwithstanding the Amendment, the terms of the existing lease agreements (Contact of Lease dated 17 March 1996 and Supplement to Contract of Lease dated 11 January 2000) shall remain unchanged for so long as any amounts owing to AML Trading Limited pursuant to Clause 3.1 (c) of the Share Purchase Agreement dated December 20, 2002 in relation to the acquisition of all the shares of Gold Dawn Limited, Finetech International Limited, Mayon Capital Limited and Global Crown Limited by Infiniti Solutions Pte Ltd shall remain unpaid. Upon full payment of the said amounts owing to AML Trading Limited the lease rental rate agreed upon in the Amendment of US$7.00 per square meter, adjusted by an automatic escalation rate of twelve percent (12%) every two years from 1 January 2003, shall be in effect.

Please indicate your conformity to this letter by signing in the space provided for below.

Very truly yours,

AUTOMATED TECHNOLOGY (PHIL.) INC.

/s/ Antonio B. Villaruel
------------------------
ANTONIO B. VILLARUEL                           CONFORME:
President                                           /s/ Mila S. Tanseco
                                                    -------------------
                                               MILA S. TANSECO for and in behalf
                                               of Stancrest Realty Corporation

                         AMENDMENT TO CONTRACT OF LEASE

KNOW ALL MEN BY THESE PRESENTS:

      This AMENDMENT TO CONTRACT OF LEASE, made and entered into this 17th day of December, 2002 at the City of Manila, Philippines, by and between:

            STANCREST REALTY CORPORATION., a corporation duly organized and existing under and by virtue of the laws of the Philippine laws, with offices at Km. 18 West Service Road, South Superhighway, Paranaque, Metro Manila, represented herein by its President, MILA S. TANSECO, hereinafter referred to as the 'LESSOR';

                                      -and-

            AUTOMATED TECHNOLOGY (PHIL.) INC., a corporation duly organized and existing under and by virtue of the laws of the Philippine laws, with office address at Light Industry & Science Park of the Philippines, Cabuyao, Laguna, represented herein by its President, ANTONIO B. VILLARUEL, hereinafter referred to as the 'LESSEE';

                                WITNESSETH: THAT

      WHEREAS, the LESSOR and the LESSEE entered into a Contract of Lease dated 27 March 1996, as heretofore modified and supplemented and in effect as at the date hereof, (the 'ORIGINAL LEASE'), upon the terms of which the LESSOR leased to the LESSEE a 2-storey industrial building with a total floor area of 10,000 square meters situated at the Light Industry & Science Park of the Philippines, Cabuyao, Laguna built on land covered by Transfer Certificate of Title No. T-356454 (the '2-STOREY BUILDING').

      WHEREAS, on 11 January 2000, the LESSOR and the LESSEE entered into a Supplement to Contract of Lease (the 'SUPPLEMENT'), upon the terms of which the LESSOR further leased to the LESSEE a building annexed to the property covered by the Original Lease which has a floor area of 9,573 square meters situated at the Light Industry & Science Park of the Philippines, Cabuyao, Laguna built on land covered by Transfer Certificates of Title No. T-356454 and T-383008 (the 'ANNEX BUILDING') under the same terms and conditions contained in the Original Lease, except as to rental.

      WHEREAS, the LESSOR and the LESSEE wish to further amend the terms and conditions governing their lease relationship over the 2-storey building set out in the Original Lease and the annex building, as set out in the Supplement.

      NOW, THEREFORE, for and in consideration of the foregoing premises, the parties have agreed to execute this Amendment to Lease Contract.

SECTION 1         APPLICABILITY OF THE ORIGINAL LEASE AND THE SUPPLEMENT

      This Amendment to Contract of Lease shall be subject to all the terms and conditions contained in the Original Lease and the Supplement referred to above except as herein provided.

SECTION 2         TERM OF THE LEASE

      THE LESSOR and the LESSEE agree that the term of the Original Lease and the Supplement shall be amended and shall be for a period of twelve (12) years (the 'TERM') commencing from the date of this Amendment to Contract of Lease.

If the lease is not renewed in writing by both parties upon the expiration of the term and the LESSEE has no past due rentals and utility bills, the lease shall be understood as running from month-to-month but the monthly rental shall be correspondingly increased by ten percent (10%) on the monthly rent being paid at the time of the expiration of this lease as provided in this contract subject to termination by either party upon written notice given to the other at least ninety (90) days prior to the effective date of such termination.

SECTION 3         RENTALS

      Subject to Section 4 below, the LESSEE and the LESSOR have agreed that the monthly rent shall be US$7.00 or its equivalent in Philippine Pesos at the Banco de Oro Universal Bank Selling Rate at the time of payment per square meter of the total floor area of the 2-storey Building and the total floor area of the Annex Building, subject to an automatic escalation of twelve percent (12%) after two (2) years from 1 January 2003 and every two (2) years thereafter without need of prior notice by the LESSOR to that effect.

      The LESSOR and the LESSEE agree that sixty (60) days before the expiry of six (6) years of the Term, they shall appoint an independent third party valuer to conduct a rental review on the 2-storey Building and the Annex Building for the remaining six (6) year period of the Term. The identity of such third party valuer and the terms of reference of the rental review shall be mutually agreed between the LESSOR and the LESSEE, and the LESSOR and the LESSEE agree that they shall accept the recommendations of such third party valuer and adjust the lease rental rate of the 2-storey Building and the Annex Building accordingly for the remaining six (6) year period of the Term.

SECTION 4         EFFECTIVITY

      The provisions of this Amendment to Contract of Lease shall be effective upon signing hereof except for dates that are specified in the Amendment or later agreed upon in writing between the parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Contract of Lease to be signed by their duly authorized representatives, at the place and on the date first-above written.

                  STANCREST REALTY CORPORATION
                           (Lessor)

                  By:    /s/ Mila S. Tanseco
                        --------------------
                         MILA S. TANSECO
                              PRESIDENT

                        AUTOMATED TECHNOLOGY (PHIL.) INC.
                                    (Lessee)

                  By:    /s/ Antonio B. Villaruel
                        ------------------------

                        ANTONIO B. VILLARUEL
                             PRESIDENT

                        SIGNED IN THE PRESENCE OF:

/s/ witness                              /s/ witness
---------------------                    ---------------------

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
CITY OF MAKATI             )

      BEFORE ME, a Notary Public for and in the City of Manila, Philippines, this _17th_ day of December 2002, personally appeared the following persons with their respective Community Tax Certificates:

      Name                    Comm. Tax Cert. No.     Date/Place Issued
Mila S. Tanseco                 02079278              Jan. 14, 2002 / Makati City
Antonio B. Villaruel             0138635              April 26, 2002/Cabuyao, Laguna

known to me and to be the same persons who executed the foregoing instrument consisting of FOUR (4) pages including this page on which the acknowledgment is written, signed by the parties and their instrumental witnesses on each and every page hereof, and acknowledged to me that the same is their free and voluntary acts and deeds as well as those of the corporations they represent.

      WITNESS my hand and seal on this date and place above-written.

                                                /s/ Notary

                                                Notary Public

Doc. No.-------;
Page No.-------;
Book No.-------;
Series of 2002.

                        SUPPLEMENT TO CONTRACT OF LEASE

      This Supplement to Contract of Lease, made and entered into this 11th day of January, 2000 at the City of Manila, Philippines, by and between:

            STANCREST REALTY CORPORATION, a corporation duly organized and existing under and virtue of the laws of the Philippines, with offices at 1 Hologram Street, Light Industry & Science Park of the Philippines, Bo. Diezmo, Cabuyao, Laguna, represented herein by its President, RENATO M. TANSECO, hereinafter referred to as "LESSOR";

                                    - and -

            AUTOMATED TECHNOLOGY (PHIL.) INC., a corporation duly organized and existing under and by virtue of the laws of the Philippines, with office address at Light Industry & Science Park of the Philippines, Cabuyao, Laguna, represented herein by its President, ANTONIO B. VILLARUEL, hereinafter referred to as the "LESSEE";


                                WITNESSETH: THAT

      WHEREAS, the LESSOR and the LESSEE entered into a Contract of Lease dated 27 March 1996, appearing as Doc. No. 328, Page No. 67, Book No. 39, Series of 1996 of Notary Public for and in the City of Manila, Antonio F. Pison, Jr. made an integral part hereof by reference;

      WHEREAS, the LESSOR is constructing an annex (building shell only) to its plant building with a floor area of 9,573 sq.m. in strict compliance with the plans and specifications hereto attached as Annex "A-1" to be built on the same parcels of land covered by TCT Nos. T-356454 and T-383008 issued by the Registry of Deeds of Calamba, Laguna and registered in the name of the LESSOR and an Accretion Lot to be titled and acquired by the LESSOR with an area of 554 sq.m. having an aggregate total area of 12,435 sq.m., situated at the Light Industry & Science Park of the Philippines, Cabuyao, Laguna;

      WHEREAS, the LESSEE is interested in leasing the above-described annex building and the LESSOR is agreeable to lease the same to the LESSEE under the same terms and conditions contained in the Contract of Lease dated 27 March 1996 referred to above except as to the rental by way of Supplement to the Contract of Lease;

      NOW, THEREFORE, for and in consideration of the foregoing premises and of the terms and conditions herein below stated, the parties have agreed as they hereby agree to execute this Supplement to Contract of Lease.

      Section 1. This Supplement to Contract of Lease shall be covered by and be subject to all the terms and conditions contained in the Contract of Lease dated 27 March 1996 referred to above except as herein below provided.

      Section 2. The period of lease shall be for fifteen (15) years which shall begin upon delivery and acceptance of the completed annex building to the LESSEE and shall be continuous for the term of the lease; renewable for further periods of five (5) years for each period of renewal upon mutual agreement not later than 180 days before expiration of the original term. If the lease is not renewed in writing by both parties upon the expiration of the term and the LESSEE has no past due rentals and utility bills, the lease shall be understood as running from month-to-month but the monthly rental shall be correspondingly increased by ten percent (10%) on the monthly rent being paid at the time of the expiration of this lease as provided in this contract subject to termination by either party upon written notice given to the other at least ninety (90) days prior to the date of such termination.

      Section 3. The LESSEE and the LESSOR have agreed that the monthly rent shall be US$6.187 or its equivalent in Philippine Pesos per sq.m. of the total floor area of the building, subject to an automatic escalation of fifteen percent (15%) beginning on February 10, 2001 and every two (2) years thereafter without need of prior notice by the LESSOR to that effect. The first monthly rent shall be paid in advance by the LESSEE within ten (10) days after delivery and acceptance of the leased premises and on the same date of each month thereafter, without necessity of demand, by remittance of the monthly rent in US Dollar to LESSOR's FCDU account or, by payment to the LESSOR or its duly authorized representative the equivalent amount in Philippine currency, computed at Rizal Commercial Banking Corporation selling rate for US Dollar on the due date.

      Without prejudice to the exercise by the LESSOR of its rights herein, the LESSEE shall pay the LESSOR in addition to the unpaid rentals, a penalty at the rate of 2% per month on any monthly rental not paid on time computed from the first day of the monthly lease succeeding the month for which such rental is applicable, up to the date of actual payment thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to Contract of Lease to be signed by their duly authorized representatives, at the place and on the date first-above written.

      STANCREST REALTY CORP.                           AUTOMATED TECHNOLOGY
        TIN 004-823-431                                    (PHIL.) INC.
           (Lessor)                                         (Lessee)

By: /s/ Renato Tanseco                            By: /s/ Antonio Villaruel
    -------------------                               --------------------------
         RENATO M. TANSECO                                 ANTONIO B. VILLARUEL
              President                                            President



SIGNED IN THE PRESENCE OF:

/s/ witness                                               /s/ witness
-----------------                                        -----------------------

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
CITY OF MANILA             )S.S.

      BEFORE ME, a Notary Public for and in the City of Manila this 11th day of January 2002 personally appeared the following persons with their respective Community Tax Certificates:

       Name                   CTR No.                       Date/Place Issued
       ----                   -------                       -----------------
RENATO M. TANSECO            14404666           January 10, 2000/Makati City
ANTONIO B. VILLARUEL         04727625           January 10, 2000/Muntinlupa City

known to me and to me known to be the same persons who executed the foregoing instrument consisting of four (4) pages including this page on which the acknowledgment is written, signed by the parties and their instrumental witnesses on each and every page hereof, and acknowledged to me that the same is their free and voluntary acts and deeds as well as those of the corporations they represent.

      WITNESS MY HAND AND SEAL on the date and place first-above written.

                                                      /s/ Notary
                                                      ----------------
                                                      Notary Public

Doc. No. 294;
Page No. 59;
Book No. 42;
Series of 2000.

                         AMENDMENT TO CONTRACT OF LEASE

      This Amendment to Contract of Lease, made and entered into this 15 day of February, 1999 at the City of Makati, Philippines, by and between:

            STANCREST REALTY CORPORATION, a corporation duly organized and existing under and virtue of the laws of the Philippines, with offices at 1 Hologram Street, Light Industry & Science Park of the Philippines, Bo. Diezmo, Cabuyao, Laguna, represented herein by its President, RENATO M. TANSECO, hereinafter referred to as "LESSOR";

                                    - and -

            AUTOMATED TECHNOLOGY (PHIL.) INC., a corporation duly organized and existing under. and by virtue of the laws of the Philippines, with office address at Light Industry & Science Park of the Philippines, Cabuyao, Laguna, represented herein by its Vice President & General Manager, ANTONIO B. VILLARUEL, hereinafter referred to as the "LESSEE";

                                WITNESSETH: THAT

      WHEREAS, the LESSOR and the LESSEE entered into a Contract of Lease dated 27 March 1996, appearing as Doc. No. 328, Page No. 67, Book No. 39, Series of 1996 of Notary Public for and in the City of Manila, Antonin F. Pison, Jr. (as supplemented by Letter Agreement dated April 7, 1997), upon the terms of the which the LESSOR leased to the LESSEE a 2-storey industrial building with a total floor area of 10,000 square meters situated at the Light Industry & Science Park of the Philippines, Cabuyao, Laguna;

      WHEREAS, under the Contract of Lease referred to above the lease period shall be for a period of ten (10) years from delivery and acceptance of the building; renewable for further periods of five (5) years for each period of renewal upon mutual agreement not later than 180 days before expiration of the original term;

      WHEREAS, the LESSEE proposes to extend the original term of the lease to a minimum of eighteen (18) years to give the LESSEE sufficient time for long-term planning and induce the LESSEE to introduce more improvements to the leased premises; and to which extension of lease the LESSOR is agreeable;

      NOW, THEREFORE, the parties have agreed as they hereby agree as follows:

      Section 1. The original term of the lease under Section 3 of the Contract of Lease dated 27 March 1996 referred to above shall be amended from ten (10) years to eighteen (18) years;

      Section 2. The lease of the original building under the Contract of Lease referred to above shall not expire earlier than the lease of any future building(s) that may be constructed by the LESSOR in the premises for lease to the LESSEE under Section 2 of the said Contract of Lease.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Contract of Lease dated 27 March 1996 to be duly signed by their authorized representatives at the place and on the date first-above written.

                          STANCREST REALTY CORPORATION
                                 TIN 004-823-431
                                    (Lessor)

                              By: /s/ Renato Tanseco
                                RENATO M. TANSECO
                                    President

                       AUTOMATED TECHNOLOGY (PHIL.) INC.
                                    (Lessee)

                              By:  /s/ Antonio Villaruel
                              ANTONIO B. VILLARUEL
                        Vice President & General Manager

SIGNED IN THE PRESENCE OF:

/s/ witness                                /s/ witness
--------------------                      ------------------

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
CITY OF MAKATI             )S.S.

      BEFORE ME, a Notary Public for the City of Makati this 15 day of February 1999 personally appeared the following persons with their respective Community Tax Certificates:

         Name                 CTR No.                      Date/Place Issued
         ----                 -------                      -----------------
RENATO M. TANSECO            19955486            January 12, 1999/Makati City
ANTONIO B. VILLARUEL         18505613            February 15, 1999/Muntinlupa/MM

known to me and to me known to be the same persons who executed the foregoing instrument consisting of three (3) pages including this page on which the acknowledgment is written, signed by the parties and their instrumental witnesses on each and every page hereof, and acknowledged to me that the same is their free and voluntary acts and deeds as well as those of the corporations they represent.

      WITNESS MY HAND AND SEAL on the date and place first-above written.

                                                /s/ Luis Zaldarriaga
                                                -----------------------
                                                Notary Public

Doc. No. 417;
Page No.  85;
Book No.____;
Series of 1999.

      WITNESS MY HAND AND SEAL on the date and place first-above written.

                                                /s/ Antonio P. Pison Jr.
                                                -------------------------
                                                Notary Public

Doc. No. 294;
Page No. 59;
Book No. 42;
Series of 2000.

April 7, 1997

Automated Technology (Phil.) Inc.
Light Industry & Science Park of the Phil.
Cabuyao, Laguna

Gentlemen:

Re: Contract of Lease dated 27 March, 1996

Please confirm that in the computation of the monthly rental the total floor area of the ATEC Building under lease per the above agreement shall be adjusted as follows:

        FLOOR AREA PER CONTRACT OF LEASE
          DATED 27 MARCH, 1996                            9,475.0 SQ.M.

        ADD:
          ADDITIONAL FLOOR ON MACHINE ROOM
          15MX25MX 1                                        375.0

          ADDITIONAL BAY TO MACHINE ROOM
          15MX5MX2                                          150.0
                                                         ---------------
                  TOTAL FLOOR AREA                         10,000.0 SQ.M.

This is to reflect the additional floor area in the machine room-requested by Lessee after the Contract of Lease was signed by the parties.

Very truly yours,

/s/ Renato Tanseco
------------------
RENATO M. TANSECO
Chairman
Stancrest Realty Corporation

WITH OUR CONFORMITY:

/s/ Antonio Villaruel
---------------------
ANTONIO B. VILLARUEL
Vice President & General Manager
Automated Technology (Phil.) Inc.

                               CONTRACT OF LEASE:

      This Contract of Lease, made and entered into this 27th day of March, 1996 at the City of Manila, Philippines, by and between:

            STANCREST REALTY CORPORATION, a corporation duly organized. and existing under and virtue of the laws of the Philippines, with offices at Km. 18 West Service Road, South Superhighway, Paranaque, Metro Manila, represented herein by its President, RENATO M. TANSECO, hereinafter referred to as "LESSOR";

                                    - and -

            AUTOMATED TECHNOLOGY (PHIL.) INC., a corporation duly organized and existing under and by virtue of the laws of the Philippines, with office address at Light Industry & Science Park of the Philippines, Cabuyao; Laguna, represented herein by its Vice President & General Manager, ANTONIO B. VILLARUEL, hereinafter referred to as the "LESSEE";

                                WITNESSETH: That

SECTION 1         OBJECT OF LEASE

      For and in consideration of the payment of rent and the compliance of all the conditions and covenants hereinafter contained, the LESSOR has agreed to lease, let and demise, as it does hereby lease, let and demise unto the LESSEE; and the latter has agreed to accept, as it does hereby accept, under lease, a 2-storey steel and concrete building shell with a total floor area of 9,475.0 sq.m. to be constructed by the LESSOR in strict compliance with plans and specifications as the herein attached Annex "A"; to be built on a parcel of land with an area of 11,442 sq.m. covered by Transfer Certificate of Title No. T-356454 issued by the Registry of Deeds of Calamba, Laguna and registered in the name of the LESSOR, situated at the Light Industry & Science Park of the Philippines (LISPP), Cabuyao, Laguna.

SECTION 2         EXCLUSIVITY

         Any future building(s) to be built by the LESSOR on the above-described parcel of land shall be for lease exclusively to the LESSEE; no part of the new building(s) or premises shall be leased to a third party by the LESSOR without the written consent of the LESSEE.

SECTION 3         TERM OF LEASE

      This lease shall be for a period of ten (10) years which shall begin upon delivery and acceptance of the completed building shell to the LESSEE and shall be continuous for the term of the lease; renewable for further periods of five
(5) years for each period of renewal upon mutual agreement not later than 180 days before expiration of the original term. If the lease is not renewed in writing by both parties upon the expiration of the term and the LESSEE has no past due rentals and utility bills, the lease shall be understood as running from month-to-month but the monthly rental shall be correspondingly increased by ten percent (10%) on the monthly rent being paid at the time of the expiration of this lease as provided in this contract subject to termination by either party upon written notice given to the other at least ninety (90) days prior to the date of such termination.

SECTION 4         AMOUNT OF RENT

      The LESSEE and the LESSOR have agreed that the monthly rent shall be US$5.38 or its equivalent in Philippine Pesos per sq.m. of the total floor area of the building, subject to an automatic escalation of fifteen percent (15%) at the beginning of the 3rd year of lease and every two (2) years thereafter without need of prior notice by the LESSOR to that effect. The first monthly rent shall. be paid in advance by the LESSEE within ten (10) days after delivery and acceptance of the leased premises and on the same date of each month thereafter, without necessity of demand, by remittance of the monthly rent in US Dollar to LESSOR's FCDU account, or, by payment to the LESSOR or its duly authorized representative the equivalent amount in Philippine currency, computed at PCIBank selling rate for US Dollar on the due date.

      Without prejudice to the exercise by the LESSOR of its rights herein, the LESSEE shall pay the LESSOR, in addition to the unpaid rentals, a penalty at the rate of 2% per month on any monthly rental not paid on time computed from the first day of the monthly lease succeeding the month for which such rental is applicable, up to the date of actual payment thereof.

SECTION 5         SECURITY DEPOSIT

      To serve as a security for compliance with the obligations of the LESSEE under the contract, the LESSEE shall deposit with the LESSOR an amount equivalent to' one year's rental. The deposit shall be applied towards the rental for the last year of the life of the lease and towards liquidated damages that the LESSEE may be liable for under the contract. If the LESSEE is able to offer a guarantee acceptable to the LESSOR in lieu of the security deposit, the LESSOR, at its option, may wave the requirement of a security deposit.

SECTION 6         USE OF PREMISES

      The LESSEE shall not use the leased premises for dwelling, sleeping or immoral purposes. The premises hereby leased shall be used exclusively by the LESSEE for electronics and/or semiconductor manufacturing; operations and/or offices and the latter shall not divert the premises to other use without the prior written consent of the LESSOR.

SECTION 7         INSTALLATIONS, ALTERATIONS, IMPROVEMENTS, ETC.

      The LESSEE shall have the right to install at its own expense the mechanical, electrical and facilities required in its operation or do alterations, additions or improvements upon the leased premises, provided the strength and general structure of the building or leased premises are not thereby impaired, either at the beginning of the lease or from time to time during the lease period; provided, however, that all plans for such installations, alterations, additions or improvements shall be subject to the approval of the LESSOR which shall not be unreasonably withheld; and provided, further, that all such installations, alterations, additions or improvements to be made by the LESSEE in, on or upon the leased premises, except the movable equipment, air conditioning units, and/or machinery, furniture and fixtures put in at the expense of the LESSEE and removable without defacing or injuring the building or leased premises, shall if so elected by the LESSOR, become its property and shall remain upon and be surrendered with the premises as a part thereof at the termination of the lease without compensation to the LESSEE.

SECTION 8         CARE OF LEASED PREMISES

      The LESSEE shall, at its expense, maintain the leased premises in a good, clean and sanitary condition, do routine maintenance and repairs and upon the expiration of the lease, shall surrender and return the premises and fixtures in good condition, ordinary wear and tear excepted.

SECTION 9         RULES, REGULATIONS, ETC.

      The LESSEE shall comply with any and all reasonable rules and safety regulations which may be promulgated from time to time by the LESSOR as well as with the Deed of Restriction and rules and regulations of the LISPP and the Philippine Economic Zone Authority.

      The LESSEE shall apply for an Environmental Compliance Certificate (ECC) from the Department of Environment and Natural Resources and a clearance from the Laguna Lake Development Authority (LLDA) for its operation.

SECTION 10        LIABILITY FOR SUITS, ETC.

      The LESSEE shall indemnify and hold harmless the LESSOR against all action, suits, damages and claims which may be brought by whomever or made by non-observance or non-performance of the said rules, regulations, ordinances or laws or any of the covenants of this section, without prejudice to the right of the LESSOR to cancel this lease in accordance with the penal provisions hereinafter contained.

SECTION 11        SECURITY SERVICE

      The LESSEE shall provide, at its own expense, 24 hours a day security guards to police the building premises.

SECTION 12        UTILITIES

      The LESSEE shall pay for its electricity, water, sewerage, telephone, teletype and other services.

SECTION 13        INJURY OR DAMAGE

      The LESSEE hereby assumes full responsibility for any damage which may be caused to the person or property of third persons which remaining either casually or on business in any part of the premises leased to the LESSEE and further binds itself to hold the LESSOR free and harmless from any such claim for injury or damage unless such injury or damage is due to the gross negligence of the LESSOR.

      The LESSOR shall not be liable nor responsible:

      a) for the presence of bugs, vermin, ants, any insects, if any, in the leased premises; or

      b) for the failure of water supply and/or failure of electrical current; or

      c)    for any article delivered or left to any of its employees; or

      d) for any injury, loss or damage which the LESSEE. its agents or employees might sustain in the premises due to any cause whatsoever; or

      e) for any damage done or occasioned by, or arising from plumbing, gas, water and/or other pipes, or the bursting, leaking or destruction of any cistern, tank, wash stand, water closet, or waste pipe in, above, upon or about the said leased premises, nor for any damages arising from acts or negligence of LESSEE or its agent, employees, representatives and all other persons.

SECTION 14        FIRE DAMAGE TO LEASED PREMISES

      In case of damage to the leased premises or its appurtenances by fire, earthquake, war or any other unforeseen cause, the LESSEE shall give immediate notice thereof to the LESSOR. If the leased premises shall be damaged by fire or other cause without the fault or negligence of the LESSEE, or its agents, clerks, servants or visitors, the injury shall be repaired at the expense of the LESSOR, as speedily as possible, after such notice; or if the building or the leased premises be so nearly destroyed as to make it untenantable, without the fault or neglect of the LESSEE, either party may demand the rescission of this contract.

      No compensation or claim shall be allowed against the LESSOR by reason of any inconvenience, annoyance, or injury to the LESSEE's business arising out of the necessity of repairing any portion of the building however the necessity may arise.

SECTION 15        INSPECTION OF PREMISES

      The LESSOR or its authorized representative agent shall, by previous arrangement with the LESSEE, have the right to enter the leased premises during office hours to examine the same or make alterations or repair, or for any purpose which it may deem necessary for the operation or maintenance of the buildings or its installations and, during the last three months of the term of the lease to exhibit the leased premises to prospective tenants.

SECTION 16        SUBLEASE, TRANSFER OF RIGHTS

      The LESSEE shall not assign or transfer its rights in this contract nor sublease all or any part of the leased premises, without the prior written consent of the LESSOR, and no right, title or interest therein shall be conferred on anyone other than the LESSEE without such written consent.

SECTION 17        EXPROPRIATION

      In the event that expropriation proceedings are instituted during the period of this lease by any instrumentality of the Government or by any other entity with authority to exercise such power, either party may rescind this contract should the leased premises become no longer useful for the purpose of this lease, upon giving the other party thirty (30) days previous written notice thereof. In case of such expropriation the LESSEE hereby unconditionally relieves and releases the LESSOR from any and all liabilities under this contract in connection with or arising out of such expropriation proceedings, without prejudice to whatever recourse the LESSEE may have against the expropriating entity on account of damage done or caused to it or to its properties.

SECTION 18        TERMINATION OF LEASE

      The LESSEE, at the expiration of the term of this lease, or upon the cancellation or termination by the LESSOR of the term of the lease due to the occurrence of any event of default mentioned in Section 23 hereof, shall promptly redeliver the said premises, including keys, appertaining thereto, to the LESSOR in good condition in all respects, reasonable wear and tear excepted, devoid of all occupants, equipment, furniture, articles, effects, and merchandise of any kind subject to the succeeding paragraph of this section.

      Should the LESSEE fail or be unable to comply with these provisions, the LESSEE hereby expressly appoints the LESSOR as its duly authorized attorney-in-fact with power and authority to initially padlock the premises and thereafter, to open, enter and take full possession of the leased premises, in the presence of at lease two (2) witnesses and to take inventory of the LESSEE's equipment, furniture, articles, effects, merchandise, etc. and to place the same in the LESSOR's warehouse for safekeeping. In case the LESSEE fails to claim said equipment, furniture, articles, effects, and merchandise and/or liquidate his liabilities with the LESSOR, under this contract, if any remain unpaid and outstanding, within fifteen (15) days from the date of transfer to LESSOR's warehouse, LESSOR is hereby given the right to dispose of said property in a public sale conducted by notary public, and to apply the proceeds to whatever indebtedness the LESSEE has to the LESSOR plus reasonable expenses including storage fees incurred by the LESSOR in connection therewith and the balance, if any, shall be given to the LESSEE. The LESSOR shall not incur civil and/or criminal liabilities whatsoever by exercising its rights granted under this provision. The right granted to the LESSOR in this Section may be exercised by the LESSOR's duly authorized employees, agents, or representatives and in so doing shall not incur civil and/or criminal liabilities whatsoever.

SECTION 19        FAILURE TO SURRENDER

      The LESSEE shall pay by way of penalty to the LESSOR double the amount of rentals for the leased premises during the whole period of delay. Payment of such penalty shall be without prejudice to other remedies that the LESSOR may have under this contract. The LESSEE shall furthermore hold the LESSOR free of any liabilities in respect to any and all claims made by any succeeding tenant or vendee of the premises leased.

SECTION 20        DISTURBANCE

      Disturbance or discontinuance of the possession of the leased premises by the LESSEE by reason or causes beyond the control of the LESSOR shall confer no right of any kind to the LESSEE against the LESSOR.

SECTION 21        ABANDONMENT OF LEASED PREMISES

      In case the leased premises shall be deserted or vacated before the expiration of this lease, the LESSOR shall have the right to enter the same as the agent of the LESSEE, either by force or otherwise, without being liable to any prosecution therefore, and the LESSOR shall furthermore have the option to re-lease the same as the agent of the LESSEE to receive the rent therefore and to apply the same to the payment of the rent due hereunder, holding the LESSEE liable to any deficiency.

SECTION 22        NON-WAIVER

      The failure of the LESSOR to insist on a strict performance of any of the terms, conditions and covenants hereof shall not be deemed a relinquishment or waiver of any right or remedy that said LESSOR may have, nor shall it be construed as a waiver of any subsequent breach or default of the terms, conditions and covenants which shall continue to be in full force and effect. No waiver by the LESSOR of any of the rights under this contract shall be deemed to have been made unless expressed in writing and signed by the LESSOR.

SECTION 23        BREACH OR DEFAULT

      The LESSEE agrees that all the covenants and agreements herein contained shall be deemed essential conditions hereof and that if default or breach be made of any such conditions, after a grace period of thirty (30) days within which to correct such breach or default, then the LESSOR shall have the right to terminate and cancel this contract, whether judicially or extra judicially, upon five (5) days notice delivered at the leased premises or posted on the main door thereof and the LESSEE shall be liable for any and all damages, actual or consequential, resulting from such default and termination.

      The following shall be considered as events of default:

      1. Failure of the LESSEE to comply with its obligations under this contract or violations by the LESSEE of any of the terms and conditions of this contract.

      2. Failure by the LESSEE to pay the monthly rental not later than the last day of the monthly lease period to which such payment is applicable.

SECTION 24        DUES, FEES AND PERMITS

      Dues, fees and permits charged or which shall be charged by the LISPP or by the Philippine Economic Zone Authority shall be for the account of the LESSEE.

SECTION 25        VAT

      It is understood between the parties that the agreed monthly rental is based on the LESSOR being subject to 0-VAT as an Ecozone Facilities Enterprise under RA No. 7916; should RA 7916 be amended or its implementation be changed that the lease payments under this Contract of Lease shall be subject to VAT then the monthly rental shall be adjusted accordingly.

SECTION 26        ARBITRATION

      In case any dispute or differences shall arise between the LESSOR and the LESSEE as to the interpretation or `as to any matter `6r thing arising under this contract, such dispute or differences shall be determined and settled by negotiation and if negotiation is unsuccessful, by arbitration in accordance to Arbitration Law (RA 876). The venue of arbitral proceedings shall take place within Metro Manila.

      IN WITNESS WHEREOF, the parties hereto have caused this Contract of Lease to be signed by their duly authorized representatives, at the place and on the date first-above written.

                          STANCREST REALTY CORPORATION
                                TIN 004-823-431
                                    (Lessor)

                             By: /s/ Renato Tanseco
                                 -------------------
                                     RENATO M. TANSECO
                                        President

                       AUTOMATED TECHNOLOGY (PHIL.) INC.
                                    (Lessee)

                             By: /s/ Antonio Villaruel
                                 ---------------------
                                    ANTONIO B. VILLARUEL
                            Vice President& General Manager

SIGNED IN THE PRESENCE OF:

 /s/ witness                                       /s/ witness
-------------------                              -------------------

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
CITY OF MANILA             )S.S.

      BEFORE ME, a Notary Public for the City of Manila this 27th day of March 1996 personally appeared the following persons with their respective Community Tax Certificates:

        Name                       CTR No.                     Date/Place Issued
      -------                      ------                      -----------------
RENATO M. TANSECO                 12154560 C         Feb. 7, 1996/Makati City
ANTONIO B. VILLARUEL              3476910            Jan. 20, 1996/Muntinlupa/MM

known to me and to me known to be the same persons who executed the foregoing instrument consisting of eight (8) pages including this page on which the acknowledgment is written, signed by the parties and their instrumental witnesses on each and every page hereof, and acknowledged to me that the same is their free and voluntary acts and deeds as well as those of the corporations they represent.

      WITNESS MY HAND AND SEAL on the date and place first-above written.

                                         /s/ Antonio F. Pison, Jr.
                                         ---------------------------
                                         Notary Public

Doc. No. 528;
Page No. 67;
Book No. 39;
Series of 1996.